SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549


                                                     FORM 8-K


                                                  Current Report
                                          Pursuant to Section 13 or 15(d)
                                     of the Securities Exchange Act of 1934.




Date of Report (Date of earliest event reported) October 5,1998

                 WESTBURY METALS GROUP, INC.
   (Exact name of registrant as specified in its charter)


                         New York
     (State or Other Jurisdiction of Incorporation)

    33-42408-NY                            11-3023099
(Commission File Number)       (I.R.S. Employer Identification No.)


750 Shames Drive, Westbury, New York 11590
(Address of principal executive offices)(Zip Code)

(516) 997-8333
(Registrant's telephone number, including area code)




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ITEM 4. Changes in Registrant's Certifying Accountant

         On October 5, 1998, the Registrant appointed Citron Cooperman Co. as the new auditors for the Registrant. The change in auditors was approved by Registrant's Board of Directors. The prior auditor, Scott & Guilfoyle were the auditors for the Registrant prior to the merger with Westbury Alloys, Inc. The new auditors were the auditors for Westbury Alloys, Inc. There were no disagreements with Scott & Guilfoyle on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which if not resolved to the satisfaction of the former accountants would have caused them to make reference to the subject matter in
their report.   None of the events listed in paragraphs (B)
through (D) of Regulation S-B  Item 304 (a) (1) (iv) occurred.


ITEM 7.  Financial Statements and Exhibits.

         (c)  Exhibits

                  1.       Copy of Letter from Scott & Guilfoyle.

                                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            WESTBURY METALS GROUP, INC.
                   (Registrant)



By:
     Mandel Sherman,  President


DATED: October 5, 1998